AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-MWE

                                     between

                               THE BOEING COMPANY

                                       and

                         MIDWEST EXPRESS AIRLINES, INC.

                            TABLE OF CONTENTS
                                                                           PAGE
 ARTICLES                                                                 NUMBER
 --------                                                                 ------

     1.         Subject Matter of Sale                                       1

     2.         Price, Taxes and Payment                                     1

     3.         Regulatory Requirements and Certificates                     3

     4.         Detail Specification; Changes                                4

     5.         Representatives, Inspection, Demonstration Flights,
                Test Data and Performance Guarantee Compliance               4

     6.         Delivery                                                     5

     7.         Excusable Delay                                              5

     8.         Risk Allocation/Insurance                                    7

     9.         Assignment, Resale or Lease                                  8

    10.         Termination for Certain Events                               9

    11.         Notices                                                     10

    12.         Miscellaneous                                               10

 EXHIBITS

     A          Buyer Furnished Equipment Provisions Document

     B          Customer Support Document

     C          Product Assurance Document


APPENDICES

     I          Insurance Certificate

    II          Purchase Agreement Assignment

   III          Post-Delivery Sale Notice

    IV          Post-Delivery Lease Notice

     V          Purchaser's/Lessee's Agreement

    VI          Owner Appointment of Agent - Warranties

   VII          Contractor Confidentiality Agreement



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                AIRCRAFT GENERAL TERMS AGREEMENT NUMBER AGTA-MWE

                                     between

                               The Boeing Company

                                       and

                         Midwest Express Airlines, Inc.

                                   Relating to

                                 BOEING AIRCRAFT


     This Aircraft General Terms Agreement Number AGTA-MWE (AGTA) among The Boeing Company, and its wholly-owned subsidiary McDonnell Douglas Corporation, (Boeing) and Midwest Express Airlines, Inc. (Customer) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.

Article 1.  Subject Matter of Sale.
            ----------------------

     1.1 Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.

     1.2 Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).

     1.3 Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.

     1.4 Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.

Article 2.  Price, Taxes, and Payment.
            -------------------------

     2.1  Price.

          2.1.1 Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200X and 777-300X the
     Airframe Price includes the engine price at its basic thrust level.)

                                       1
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          2.1.2  Optional Features Prices are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.

          2.1.3 Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200X and 777-300X).

          2.1.4 Aircraft Basic Price is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.

          2.1.5 Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 717-200, 737-600, 737-700 737-800, 737-900, 777-200X and 777-300X) and the Optional
     Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

          2.1.6 Advance Payment Base Price is defined as the estimated price of an aircraft rounded to the nearest thousand U. S. dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.

          2.1.7 Aircraft Price is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.

     2.2  Taxes.

          2.2.1 Taxes. Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for U.S. federal or California State income taxes imposed on Boeing or Boeing's assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing's assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.

          2.2.2 Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting.


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

     2.3  Payment.

          2.3.1 Advance Payment Schedule. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.

          2.3.2 Payment at Delivery. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.

          2.3.3 Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

          2.3.4 Monetary and Government Regulations. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.

Article 3.  Regulatory Requirements and Certificates.
            ----------------------------------------

     3.1 Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

     3.2  FAA or Applicable Regulatory Authority Manufacturer Changes.

          3.2.1 A Manufacturer Change is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate, or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.

          3.2.2 Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:

                 (i) resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

                 (ii) resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

                 (iii) for any aircraft delivered during the 18 month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).

          3.2.3 Customer will pay Boeing's charge for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.

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

     3.3  FAA Operator Changes.

          3.3.1 An Operator Change is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.

          3.3.2 Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing's option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing's applicable charges.

          3.4 Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer's obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.

Article 4.  Detail Specification; Changes.
            -----------------------------

     4.1 Configuration Changes. The Detail Specification is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.

     4.2 Development Changes. Development Changes are defined as changes to aircraft that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into the Detail Specification and into an aircraft prior to delivery to Customer.

     4.3 Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification.

Article 5.  Representatives, Inspection, Demonstration Flights, Test Data and
            ------------------------------------------------------------------
            Performance Guarantee Compliance.
            --------------------------------

     5.1 Office Space. Twelve months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives of Customer in or conveniently located near the assembly plant.

     5.2 Inspection. Customer's representatives may inspect each aircraft at any reasonable time, provided such inspection does not interfere with Boeing's performance.

     5.3 Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to 4 hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing's production flight test procedures. Customer may designate up to five representatives to participate as observers.

     5.4 Test Data; Performance Guarantee Compliance. Performance Guarantees are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.

     5.5 Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation.

Article 6.  Delivery.
            --------

     6.1 Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each aircraft at least 30 days before the scheduled month of delivery and again at least 14 days before the scheduled delivery date.

     6.2 Place of Delivery. Each aircraft will be delivered at a facility selected by Boeing in the same state as the primary assembly plant for the aircraft.

     6.3 Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances.

     6.4 Delay. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, Customer will reimburse Boeing for all costs incurred by Boeing as a result of the delay.

Article 7.  Excusable Delay.
            ---------------

     7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or (vii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

     7.2 Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to


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an Excusable Delay and, when known, (ii) of a revised delivery month based on
Boeing's appraisal of the facts.

     7.3 Delay in Delivery of Twelve Months or Less. If the revised delivery month is 12 months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:

          7.3.1 The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.

          7.3.2 The advance payment schedule will be adjusted to reflect the revised delivery month.

          7.3.3 All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay.

     7.4 Delay in Delivery of More Than Twelve Months. If the revised delivery month is more than 12 months after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice. If either party does not terminate the applicable purchase agreement with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect.

     7.5 Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing's other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have 30 days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.

     7.6 Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.

     7.7 Exclusive Rights. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to delays in performance covered by this Article.

Article 8.  Risk Allocation/Insurance.
            -------------------------

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     8.1  Title and Risk with Boeing.

          8.1.1 Boeing's Indemnification of Customer. Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer's observers from and against all claims and liabilities, including all expenses and attorneys' fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer's observers.

          8.1.2 Definition of Customer. For the purposes of this Article, "Customer" is defined as Midwest Express, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.

     8.2  Insurance.

          8.2.1 Insurance Requirements. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer's assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this
     Article 8.2.1. The failure of Boeing to demand compliance with this 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

          8.2.2 Noncompliance with Insurance Requirements. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer's obligations required by Appendix I, Customer will provide the same protection to Boeing as that required by Article
     8.2.1 above.

          8.2.3 Definition of Boeing. For purposes of this article, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.

Article 9.  Assignment, Resale, or Lease.
            ----------------------------

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     9.1  Assignment. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:

          9.1.1 Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party and
     (ii) acquires substantially all the assets of such party;

          9.1.2  Boeing may assign its rights to receive money; and

          9.1.3 Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.

          9.1.4  Boeing may assign any of its rights and duties with respect to
     Part 1, Articles 1, 2, 4 and 5 of Exhibit B, Customer Support Document to the AGTA, to FlightSafety Boeing Training International L.L.C.

     9.2 Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.

     9.3 Sale or Lease by Customer After Delivery. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back for financing purposes), all of Customer's rights with respect to the aircraft under the applicable purchase agreement will inure to the benefit of the purchaser or lessee of such aircraft, effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of agreement acceptable to Boeing are attached as Appendices III and IV.

     9.4 Notice of Sale or Lease After Delivery. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.

     9.5 Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser's or lessee's written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.

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

     9.6 Appointment of Agent - Warranty Claims. If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing's receipt of the agent's written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.

     9.7 No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an aircraft or the assignment of Customer's rights under the applicable purchase agreement will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing's obligations under the applicable purchase agreement.

Article 10.  Termination of Purchase Agreements for Certain Events.
             -----------------------------------------------------

     10.1 Termination. If either party

          (i) ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

          (ii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.

     10.2 Repayment of Advance Payments. If Customer terminates the applicable purchase agreement under this Article, Boeing will repay to Customer, without interest, an amount equal to any advance payments received by Boeing from Customer with respect to undelivered aircraft.



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


Article 11.  Notices.
             -------

     All notices required by this AGTA or by any applicable purchase agreement will be in English, will be effective on the date of receipt, and will be transmitted by any customary means of written communication, addressed as follows:

          Customer:    Midwest Express Airlines, Inc.
                       6744 South Howell Avenue
                       Oak Creek, Wisconsin 53154



          Boeing:      Boeing Commercial Airplane Group
                       P.O. Box 3707
                       Seattle, Washington  98124-2207
                       U.S.A.

                       Attention: Vice President - Contracts
                                  Mail Code 21-34


Article 12.  Miscellaneous.
             -------------

     12.1 Government Approval. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of aircraft under the applicable purchase agreement.

     12.2 Headings. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.

     12.3 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

     12.4 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.

     12.5 Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.

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

     12.6 AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft. This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual agreement to update, or modify the existing articles as written. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions of the Revision level of the AGTA in effect based on the date of the executed Purchase Agreement.


DATED AS OF  September 28, 2001
            -------------------------


Midwest ExpressAIRLINES, Inc.              THE BOEING COMPANY


By   /s/ Timothy E. Hoeksema               By   /s/ Rick Nelson
     --------------------------------           --------------------------------

Its  Chairman of the Board, President          Its Attorney-In-Fact
     and Chief Executive Officer


MCDONNELL DOUGLAS CORPORATION


By   /s/ Rick Nelson
     --------------------------------

Its  Attorney-In-Fact




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



                                    EXHIBIT A

                                       to

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-MWE

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                         MIDWEST EXPRESS AIRLINES, INC.



                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.   General.
     -------

     Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable Supplemental Exhibit to this Exhibit A in a purchase agreement at the time of aircraft purchase.

2.   Supplier Selection.
     ------------------

     Customer will:

     2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE1 to the applicable purchase agreement at the time of aircraft purchase.

     2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

          2.2.1  complete BFE configuration design requirements for such BFE;
     and

          2.2.2 confirm technical data submittal requirements for BFE certification.

3.   Customer's Obligations.
     ----------------------

     Customer will:

     3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

          3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

          3.1.2 deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities and schedule provided therein; and

          3.1.3 assure that all BFE Aircraft Software is delivered in compliance with Boeing's then-current Standards for Loadable Systems;

          3.1.4 assure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;

     3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

     3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

          3.3.1 require supplier's contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

          3.3.2 assure that all BFE supplier's quality systems are approved to Boeing's then current standards for such systems ;

     3.4 obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft's mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft's MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;

     3.5 grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: a) BFE Aircraft Software and data Customer has modified and/or b) other software and data Customer has added to the BFE Aircraft Software;

     3.6 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

     3.7 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

     3.8 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

     3.9 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

     3.10 assure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers,

     3.11 warrant that the BFE will comply with all applicable FARs and the U.S. Food and Drug Administration (FDA) sanitation requirements for installation and use in the Aircraft at the time of delivery. Customer will be responsible for supplying any data and adjusting, calibrating, re-testing or updating such BFE and data to the extent necessary to obtain applicable FAA and FDA approval and shall bear the resulting expenses.

     3.12 warrant that the BFE will meet the requirements of the Detail Specification; and

     3.13 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.   Boeing's Obligations.
     --------------------

     Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.   Nonperformance by Customer.
     --------------------------

     If Customer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

     5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

     5.2  deliver the Aircraft to Customer without the BFE installed.

6.   Return of Equipment.
     -------------------

     BFE not installed in the Aircraft will be returned to Customer in accordance with Customer's instructions and at Customer's expense.

7.   Title and Risk of Loss.
     ----------------------

     7.1 With respect to Aircraft manufactured in the State of Washington, title to and risk of loss of BFE provided for such Aircraft will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

     7.2 With respect to Aircraft manufactured in the State of California, Customer agrees to sell and Boeing agrees to purchase each item of BFE concurrently with its delivery to Boeing. A reasonable shipset price for the BFE shall be established with Customer. Customer and Boeing agree that the Aircraft Price will be increased by the amount of said shipset price and such amount will be included on Boeing's invoice at time of Aircraft delivery. Boeing's payment for the purchase of each shipset of BFE from Customer will be made at the time of delivery of the Aircraft in which the BFE is installed.

8.   Interchange of BFE
     ------------------

     To properly maintain Boeing's production flow and to preserve Boeing's delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.

9.   Indemnification of Boeing.
     -------------------------

     Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

10.  Patent Indemnity.
     ----------------

     Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

11.  Definitions.
     -----------

     For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

                                    EXHIBIT B

                                       to

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-MWE

                                     between

                               THE BOEING COMPANY

                                       and

                         MIDWEST EXPRESS AIRLINES, INC.


                            CUSTOMER SUPPORT DOCUMENT



                             This document contains:
                             ----------------------

        Part 1: Maintenance and Flight Training Programs; Operations Engineering Support

        Part 2:   Field Services and Engineering Support
                  Services

        Part 3:   Technical Information and Materials

        Part 4:   Alleviation or Cessation of Performance

        Part 5:   Protection of Proprietary Information and
                  Proprietary Materials

                            CUSTOMER SUPPORT DOCUMENT

                 PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING
                    PROGRAMS; OPERATIONS ENGINEERING SUPPORT


1.   Boeing Training Programs.
     ------------------------

     1.1 Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement.

     1.2 Boeing will conduct all training at Boeing's primary training facility for the model of aircraft purchased unless otherwise agreed.

     1.3 All training will be presented in the English language. If translation is required, Customer will provide interpreters.

     1.4 Customer will be responsible for all expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.

2.   Training Planning Conferences.
     -----------------------------

     Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.

3.   Operations Engineering Support.
     ------------------------------

     3.1 As long as an aircraft purchased by Customer from Boeing is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support. Such support will include:

          3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of aircraft;

          3.1.2 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual aircraft performance;

          3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;


                                      B1-1

          3.1.4 information regarding significant service items relating to aircraft performance or flight operations; and

          3.1.5 if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight.

4.   Training at a Facility Other Than Boeing's.
     ------------------------------------------

     If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

     4.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

     4.2 Customer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from their home location, including travel time;

     4.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials between the primary training facility and the alternate training site;

     4.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

     4.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facility or at some other alternate site.

5.   General Terms and Conditions.
     ----------------------------

     5.1 Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

     5.2 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training at Boeing's facility in accordance



                                      B1-2
with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

     5.3 If the training is based at Boeing's facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing's reasonable charge, including the price of parts and materials, for making the repairs. If Boeing's estimated labor charge for the repair exceeds $25,000, Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

     5.4 If the flight training is based at Boeing's facility, several airports in surrounding states may be used, at Boeing's option. Unless otherwise agreed in the flight training planning conference, it will be Customer's responsibility to make arrangements for the use of such airports.

     5.5 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer's behalf any landing fees charged by any airport used in conjunction with the flight training. At least 30 days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer's behalf. The invoice will be submitted to Customer approximately 60 days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay to Boeing within 30 days of the date of the invoice.

     5.6 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

     5.7 If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within 12 months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.


                                      B1-3

                            CUSTOMER SUPPORT DOCUMENT

                 PART 2: FIELD AND ENGINEERING SUPPORT SERVICES


1.   Field Service Representation.
     ----------------------------

     Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).

     1.1 Field Service representation will be available at or near Customer's main maintenance or engineering facility beginning before the scheduled delivery month of the first aircraft and ending 12 months after delivery of the last aircraft covered by a specific purchase agreement.

     1.2 Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

     1.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer's aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.

2.   Engineering Support Services.
     ----------------------------

     Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit
C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

     2.1 Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.

     2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

     2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.



                                      B2-1

     2.4 Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing's support, Boeing will analyze and comment on Customer's engineering releases relating to structural repairs not covered by Boeing's Structural Repair Manual.

     2.5 Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing's support, Boeing will analyze and comment on Customer's engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing's detailed design. Boeing will not analyze or comment on any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

     2.6 Facilities, Ground Equipment and Maintenance Planning Support. Boeing will, at Customer's request, evaluate Customer's technical facilities, tools and equipment for servicing and maintaining aircraft, to recommend changes where necessary and to assist in the formulation of an initial maintenance plan for the introduction of the aircraft into service.

     2.7 Post-Delivery Service Support. Boeing will, at Customer's request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing's facility prior to completion of that flight. In that event the following provisions will apply.

          2.7.1 Boeing may rely upon the commitment authority of the Customer's personnel requesting the work.

          2.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

          2.7.3 The provisions of the Boeing Warranty in Part 2 of Exhibit C of this AGTA apply.

          2.7.4 Customer will pay Boeing for requested work not covered by the Boeing Warranty, if any.

          2.7.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.

     2.8 Additional Services. Boeing may, at Customer's request, provide additional services for an aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and


                                      B2-2
repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule and scope of work. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.


                                      B2-3

                            CUSTOMER SUPPORT DOCUMENT

                   PART 3: TECHNICAL INFORMATION AND MATERIALS


1.   General.
     -------

     Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.

     Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft at no additional charge to Customer, except as otherwise provided herein. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) Specification No. 100, entitled "Specification for Manufacturers' Technical Data". Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.

     Digitally-produced Materials will, if applicable, be prepared generally in accordance with ATA Specification No. 2100, dated January 1994, "Digital Data Standards for Aircraft Support."

2.   Materials Planning Conferences.
     ------------------------------

     Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.

     When available, Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be chosen, Customer may select a reasonable quantity of printed and 16mm microfilm formats, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only.

3.   Information and Materials - Incremental Increase.
     ------------------------------------------------

     Until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in the quantity of Materials with the exception of microfilm master copies, digital formats, and others for which a specified number of copies are provided. Boeing will provide the


                                      B3-1
additional quantity at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4.   Advance Representative Copies.
     -----------------------------

     All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.

5.   Customized Materials.
     --------------------

     All customized Materials will reflect the configuration of each aircraft as delivered.

6.   Revisions.
     ---------

     6.1 Revision Service. Boeing will provide revisions free of charge to certain Materials to be identified in the planning conference conducted for a specific model of aircraft, reflecting changes developed by Boeing, as long as Customer operates an aircraft of that model.

     6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will at no charge issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.

7.   Supplier Technical Data.
     -----------------------

     7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

     7.2  The provisions of this Article will not be applicable to items of BFE.

     7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of the specific model of aircraft.


                                      B3-2

8.   Buyer Furnished Equipment Data.
     ------------------------------

     Boeing will incorporate BFE information into the customized Materials providing Customer makes the information available to Boeing at least nine months prior to the scheduled delivery month of Customer's first aircraft of a specific model. Customer agrees to furnish the information in Boeing standard digital format if Materials are to be delivered in Boeing standard digital format.

9.   Materials Shipping Charges.
     --------------------------

     Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

10.  Customer's Shipping Address.
     ---------------------------

     The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.



                                      B3-3

                            CUSTOMER SUPPORT DOCUMENT

                 PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE


Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist:

     1.  a labor stoppage or dispute in progress involving Customer;

     2. wars or warlike operations, riots or insurrections in the country where the facility is located;

     3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

     4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

     5. the United States Government refuses permission to Boeing to deliver Materials, services, training or other things to the country where the facility is located.

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.



                                      B4-1

                            CUSTOMER SUPPORT DOCUMENT

                  PART 5: PROTECTION OF PROPRIETARY INFORMATION
                            AND PROPRIETARY MATERIALS

1.   General.
     -------

     All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2.   License Grant.
     -------------

     Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3.   Use of Proprietary Materials and Proprietary Information.
     --------------------------------------------------------

     Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.   Providing of Proprietary Materials to Contractors.
     -------------------------------------------------

     Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer's use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the


                                      B5-1

Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

5.   Providing of Proprietary Materials and Proprietary Information to
     ------------------------------------------------------------------
     Regulatory Agencies.
     -------------------

     When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer's operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.




                                      B5-2

                                    EXHIBIT C

                                       to

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-MWE

                                     between

                               THE BOEING COMPANY

                                       and

                         MIDWEST EXPRESS AIRLINES, INC.


                           PRODUCT ASSURANCE DOCUMENT


                             This document contains:
                             ----------------------

            Part 1:     Exhibit C Definitions

            Part 2:     Boeing Warranty

            Part 3:     Boeing Service Life Policy

            Part 4:     Supplier Warranty Commitment

            Part 5:     Boeing Interface Commitment

            Part 6:     Boeing Indemnities against Patent and Copyright
                        Infringement

                           PRODUCT ASSURANCE DOCUMENT

                          PART 1: EXHIBIT C DEFINITIONS

     Authorized Agent - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

     Average Direct Hourly Labor Rate - the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

     Boeing Product - any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing's detailed design with Boeing's authorization.

     Correct - to repair, modify, provide modification kits or replace with a new product.

     Correction - a repair, a modification, a modification kit or replacement with a new product.

     Corrected Boeing Product - a Boeing Product which is free of defect as a result of a Correction.

     Direct Labor - Labor spent by Customer's direct labor employees to remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection.

     Direct Materials - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

     Specification Control Drawing (SCD) - a Boeing document defining specifications for certain Supplier Products.

     Supplier - the manufacturer of a Supplier Product.

     Supplier Product - any system, accessory, equipment, part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.


                                      C1-1

                           PRODUCT ASSURANCE DOCUMENT

                             PART 2: BOEING WARRANTY

1.   Applicability.
     -------------

     This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.

2.   Warranty.
     --------

     2.1  Coverage. Boeing warrants that at the time of delivery:

          (i) the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

          (ii) all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

          (iii) all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design

     2.2 Exceptions. The following conditions do not constitute a defect under this warranty:

          (i)   conditions resulting from normal wear and tear;

          (ii)  conditions resulting from acts or omissions of Customer; and

          (iii) conditions resulting from failure to properly service and maintain a Boeing Product .

3.   Warranty Periods.
     ----------------

     3.1 Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery and ends: (i) after 48 months for Boeing aircraft models 777-200, -300 or 737-600, -700, -800, -900 or new aircraft models designed and manufactured with similar, new technology; or, (ii) after 36 months for any other Boeing aircraft model.

     3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product, including the workmanship to Correct and install, resulting from a defect in material or workmanship is the remainder of the initial warranty


                                      C2-1
period for the defective Boeing Product it replaced. The warranty period for a Corrected Boeing Product resulting from a defect in design is 18 months or the remainder of the initial warranty period, whichever is longer. The 18 month period begins on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product.

     3.3 Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.

4.   Remedies.
     --------

     4.1 Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction.

     4.2 Warranty Labor Rate. If Customer or its Authorized Agent Corrects a defective Boeing Product, Boeing will reimburse Customer for Direct Labor Hours at Customer's established Warranty Labor Rate. Customer's established Warranty Labor Rate will be the greater of the standard labor rate or 150% of Customer's Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer's first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer's then-current Average Direct Hourly Labor Rate, and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

     4.3 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided:

          4.3.1 the inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period; and

          4.3.2 such reimbursement will not apply to any inspections performed after a Correction is available to Customer.

     4.4 Credit Memorandum Reimbursement. Boeing will make all reimbursements by credit memoranda which may be applied toward the purchase of Boeing goods and services.

     4.5 Maximum Reimbursement. Unless previously agreed, the maximum reimbursement for Direct Labor and Direct Materials used to Correct a defective Boeing Product will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product.

5.   Discovery and Notice.
     --------------------

                                      C2-2

     5.1  For a claim to be valid:

          (i)  the defect must be discovered during the warranty period; and

          (ii) Boeing Warranty must receive written notice of the discovery no later than 90 days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.

     5.2 Receipt of Customer's or its Authorized Agent's notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.

     5.3 Once Customer has given valid notice of the discovery of a defect, a claim should be submitted as soon as practicable after performance of the Correction.

     5.4 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the date specified in the service bulletin or service letter.

6.   Filing a Claim.
     --------------

     6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

     6.2  Claim Information.

          6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:

                 (i)    identity of claimant;

                 (ii) serial or block number of the aircraft on which the defective Boeing Product was delivered;

                 (iii) part number and nomenclature of the defective Boeing Product;

                                      C2-3

                 (iv) purchase order number and date of delivery of the defective spare part

                 (v)    description and substantiation of the defect;

                 (vi)   date the defect was discovered;

                 (vii)  date the Correction was completed;

                 (viii) the total flight hours or cycles accrued, if applicable;

                 (ix) an itemized account of direct labor hours expended in performing the Correction; and

                 (x) an itemized account of any direct materials incorporated in the Correction.

          6.2.2 Additional information may be required based on the nature of the defect and the remedies requested.

     6.3  Boeing Claim Processing.

          6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be signed and submitted in writing directly by Customer or its Authorized Agent to Boeing Warranty.

          6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.

7.   Corrections Performed by Customer or Its Authorized Agent.
     ---------------------------------------------------------

     7.1 Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities, or may subcontract Corrections to a third party contractor.

     7.2 Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

     7.3  Reimbursement.

                                      C2-4

          7.3.1 Boeing will reimburse Customer's reasonable costs of Direct Materials and Direct Labor (excluding time expended for overhaul) at Customer's Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.

          7.3.2 Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.

          7.3.3 Boeing will reimburse Customer's freight charges associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor.

     7.4  Disposition of Defective Boeing Products Beyond Economical Repair.

          7.4.1 A defective Boeing Product found to be beyond economical repair (see Article 4.5, Maximum Reimbursement) will be retained for a period of 60 days from the date Boeing receives Customer's claim. During the 60 day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.

          7.4.2 After the 60 day period, a defective Boeing Product with a value of U.S. $2000 or less may be scrapped without notification to Boeing. If such Boeing Product has a value greater than U.S. $2000, Customer must obtain confirmation of unrepairability by Boeing's on-site Customer Services Representative prior to scrapping. Confirmation may be in the form of the Representative's signature on Customer's claim or through direct communication between the Representative and Boeing Warranty.

8.   Corrections Performed by Boeing.
     -------------------------------

     8.1 Freight Charges. Customer or its Authorized Agent will pay shipping charges to return a Boeing Product to Boeing. Boeing will reimburse Customer or its Authorized Agent for reasonable incoming shipping charges for any item determined to be defective under this Aircraft General Terms Agreement. Boeing will pay shipping charges to return the Corrected Boeing Product.

     8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.

     8.3  Correction Time Objectives.

          8.3.1 Boeing's objective for making Corrections is 10 working days for avionics and electronic Boeing Products, 30 working days for Corrections of other


                                      C2-5

     Boeing Products performed at Boeing's facilities, and 40 working days for Corrections of other Boeing Products performed at a Boeing subcontractor's facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Correction.

          8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List (RSPL) or Spares Planning and Requirements Evaluation Model (M-SPARE), then Boeing will either expedite the Correction or provide an interchangeable Boeing Product on a no charge loan or lease basis until the Corrected Boeing Product is returned.

     8.4  Title Transfer and Risk of Loss.

          8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

          8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.

9.   Returning an Aircraft.
     ---------------------

     9.1 Conditions. An aircraft may be returned to Boeing's facilities for Correction only if:

          (i)   Boeing and Customer agree a covered defect exists;

          (ii) Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

          (iii) it is not practical, in Boeing's estimation, to dispatch Boeing personnel to perform the Correction at a remote site.

     9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil and landing fees incurred in ferrying the aircraft to Boeing and back to Customer's facilities. Customer will minimize the length of both flights.

     9.3 Separate Agreement. Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within 24 hours of Boeing's request. If such authorization is


                                      C2-6
not received within 24 hours, Customer will be invoiced for work performed by Boeing that is not part of the Correction.

10.  Insurance.
     ---------

     The provisions of Article 8.2 "Insurance", of this AGTA, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

11.  Disclaimer and Release; Exclusion of Liabilities.
     ------------------------------------------------

     11.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

          (A) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

          (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

          (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

     11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

                                      C2-7

     11.3 Definitions. For the purpose of this Article, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.





                                      C2-8

                           PRODUCT ASSURANCE DOCUMENT

                       PART 3: BOEING SERVICE LIFE POLICY


1.   Definitions.
     -----------

     SLP Component - any of the primary structural elements (excluding industry standard parts) of the landing gear, wing, fuselage, vertical or horizontal stabilizer listed in the applicable purchase agreement for a specific model of aircraft that is installed in the aircraft at time of delivery or is purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2.   Service Life Policy.
     -------------------

     2.1 SLP Commitment. If a failure or defect is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will, at a price calculated pursuant to Article 3 below, Correct the SLP Component.

     2.2  SLP Policy Periods.

          2.2.1 The policy period for SLP Components initially installed on an aircraft is 12 years after the date of delivery of the aircraft.

          2.2.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is 12 years from delivery of such SLP Component or 12 years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires.

3.   Price.
     -----

     The price that Customer will pay for the Correction of a defective or failed SLP Component will be calculated pursuant to the following formula:

          P  =  CT
                ---
                144

     where:

          P  =  price to Customer for the replacement part
          C  =  SLP Component sales price at time of Correction
          T  =  total age in months of the defective or failed SLP
                Component from the date of delivery to Customer to the date of discovery of such condition.


                                      C3-1

4.   Conditions.
     ----------

     Boeing's obligations under this Policy are conditioned upon the following:

     4.1 Customer must notify Boeing in writing of the defect or failure within three months after it is discovered.

     4.2 Customer must provide reasonable evidence that the claimed defect or failure is covered by this Policy and if requested by Boeing, that such defect or failure was not the result of (i) a defect or failure in a component not covered by this Policy, (ii) an extrinsic force, (iii) an act or omission of Customer, or (iv) operation or maintenance contrary to applicable governmental regulations or Boeing's instructions.

     4.3 If return of a defective or failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.

     4.4 Customer's rights and remedies under this Policy are limited to the receipt of a Correction at prices calculated pursuant to Article 3 above.

5.   Disclaimer and Release; Exclusion of Liabilities.
     ------------------------------------------------

     This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.



                                      C3-2

                           PRODUCT ASSURANCE DOCUMENT

                      PART 4: SUPPLIER WARRANTY COMMITMENT


1.   Supplier Warranties and Supplier Patent and Copyright Indemnities.
     -----------------------------------------------------------------

     Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Product Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.

2.   Boeing Assistance in Administration of Supplier Warranties.
     ----------------------------------------------------------

     Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3.   Boeing Support in Event of Supplier Default.
     -------------------------------------------

     3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

     3.2 At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.


                                      C4-1

                           PRODUCT ASSURANCE DOCUMENT

                       PART 5: BOEING INTERFACE COMMITMENT


1.   Interface Problems.
     ------------------

     An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.   Boeing Responsibility.
     ---------------------

     If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.   Supplier Responsibility.
     -----------------------

     If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4.   Joint Responsibility.
     --------------------

     If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.

5.   General.
     -------

     Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.


                                      C5-1

6.   Disclaimer and Release; Exclusion of Liabilities.
     ------------------------------------------------

     This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.




                                      C5-2

                           PRODUCT ASSURANCE DOCUMENT

                    PART 6: BOEING INDEMNITIES AGAINST PATENT
                           AND COPYRIGHT INFRINGEMENT


1.   Indemnity Against Patent Infringement.
     -------------------------------------

     Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer's use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2.   Indemnity Against Copyright Infringement.
     ----------------------------------------

     Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer's use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3.   Exceptions, Limitations and Conditions.
     --------------------------------------

     3.1 Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either (a) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

     3.2 Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

     3.3 The indemnities provided under this Part 6 will not apply to any (i) BFE, (ii) engines, (iii) Supplier Product (iv) Boeing Product used other than for its intended purpose, or (v) Aircraft Software not created by Boeing.

     3.4 Customer must deliver written notice to Boeing (i) within 10 days after Customer first receives notice of any suit or other formal action against Customer and (ii) within 20 days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.


                                      C6-1

     3.5  At any time, Boeing will have the right at its option and expense to:
(i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action , and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.

     3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer's possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

     3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

     3.8 Boeing will have no obligation or liability under this Part 6 for loss of use, revenue or profit, or for any other incidental or consequential damages. The obligations of Boeing and remedies of Customer in this Part 6 are exclusive and in substitution for, and Customer hereby waives, releases and renounces all other indemnities, obligations and liabilities of Boeing and all other rights, claims and remedies of Customer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent, copyright OR OTHER INTELLECTUAL PROPERTY infringement or the like by any aircraft, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES or other thing provided under this AGTA and the applicaBLE PURCHASE AGREEMENT.

     3.9 For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.



                                      C6-2

                                     SAMPLE
                              Insurance Certificate


                               BROKER'S LETTERHEAD


[date]

Certificate of Insurance

ISSUED TO:   The Boeing Company
             Post Office Box 3707
             Mail Stop 13-57
             Seattle, Washington 98124
             Attn:  Manager - Aviation Insurance for
                    Vice President - Employee Benefits,
                     Insurance and Taxes

CC:          Boeing Commercial Airplane Group
             P.O. Box 3707
             Mail Stop 21-34
             Seattle, Washington 98124-2207
             U.S.A.
             Attn:  Vice President - Contracts

NAMED INSURED: #


We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:


Insurer                       Policy No.                         Participation
-------                       ----------                         -------------


POLICY PERIOD:  From [date and time of inception of the Policy(ies)] to [date
-------------   and time of expiration].


GEOGRAPHICAL LIMITS:  Worldwide (however, as respects "Aircraft Hull War and
-------------------   Allied Perils" Insurance, as agreed by Boeing).

                                     App. I

                                     SAMPLE
                              Insurance Certificate


AIRCRAFT INSURED:   All Boeing manufactured aircraft owned or operated by the
----------------    Named Insured which are the subject of the following
                    purchase agreement(s), entered into between The Boeing
                    Company and _________________ (hereinafter "Aircraft"):

                    Purchase Agreement No. ____ dated ______
                    Purchase Agreement No. ____ dated ______

COVERAGES:
---------

     1.   Aircraft "all risks" Hull (Ground and Flight)
          ---------------------------------------------
     2.   Aircraft Hull War and Allied Perils (as per LSW 555, or its successor
          ---------------------------------------------------------------------
          wording)
          --------
     3.   Airline Liability
          -----------------

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, Premises/Operations Liability, Completed Operations/Products Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.

The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than section (b) are reinstated as per AV52C, or their successor endorsements.

LIMITS OF LIABILITY:
-------------------

To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under "Aircraft Insured" and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: U.S.$ any one occurrence each Aircraft (with aggregates as applicable).

          (717-200)                             US$300,000,000
          (737-500/600)                         US$350,000,000
          (737-300/700)                         US$400,000,000
          (737-400)                             US$450,000,000
          (737-800)                             US$500,000,000
          (737-900)                             US$500,000,000
          (757-200)                             US$525,000,000
          (757-300)                             US$550,000,000
          (767-200)                             US$550,000,000
          (767-300)                             US$700,000,000
          (767-400ERX)                          US$750,000,000

                                     App. I

                                     SAMPLE
                              Insurance Certificate


          (777-200LR)                           US$800,000,000
          (MD-11)                               US$800,000,000
          (777-200/300)                         US$800,000,000
          (777-300ER)                           US$800,000,000
          (747-400)                             US$900,000,000

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are US$25,000,000 any one offense/aggregate.)

DEDUCTIBLES / SELF-INSURANCE
----------------------------

Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed and agreed by Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING:
---------------------------------------

It is certified that Insurers are aware of the terms and conditions of AGTA-* and the following purchase agreements:

PA ______ dated _______
PA ______ dated _______
PA ______ dated _______

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

Insurers have agreed to the following:

     A. In regard to Aircraft "all risks" Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with AGTA-* which was incorporated by reference into the applicable purchase agreement.

     B.   In regard to Airline Liability Insurance, Insurers agree:

          (1) To include Boeing as an additional insured in accordance with Customer's undertaking in Article 8.2.1 of AGTA-* which was incorporated by reference into the applicable purchase agreement.

          (2) To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;

                                     App. I

                                     SAMPLE
                              Insurance Certificate


          (3) To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

          (4) To provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.

     C.   In regard to all of the above referenced policies:

          (1) Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverages described herein;

          (2) If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage seven
     (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of written notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

          (3) For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.


Subject to the terms, conditions, limitations and exclusions of the relative policies.


(signature)
 ---------

(typed name)

(title)


                                     App. I

                                     SAMPLE
                          Purchase Agreement Assignment


     THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of ________ 20__ between MidWest Express, a company organized under the laws of ________________ (Assignor) and ________________________, a company organized under the laws of ________________ (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

     Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

     Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.

It is agreed as follows:

     1. For all purposes of this Assignment, the following terms will have the following meanings:

     Aircraft -- one Boeing Model ______ aircraft, bearing manufacturer's serial number _______, together with all engines and parts installed on such aircraft on the Delivery Date.

     Boeing -- Boeing shall include Boeing Sales Corporation (a wholly-owned subsidiary of Boeing), a Guam corporation, and its successors and assigns.

     Boeing Purchase Agreement -- Purchase Agreement No. ________ dated as of ____________ between Boeing and Assignor, as amended, but excluding
______________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA/____ (AGTA).

     Delivery Date -- the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

     2. Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment: [TO BE COMPLETED BY THE PARTIES.]

                                     App. II

                                     SAMPLE
                          Purchase Agreement Assignment


     {EXAMPLES

     (a) the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;

     (b)  the right to accept delivery of the Aircraft;

     (c) all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;

     (d) all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and

     (e) any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}

Reserving exclusively to Assignor, however:

     {EXAMPLES

     (i) all Assignor's rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

     (ii) all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

     (iii) the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and

     (iv) the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}

Assignee hereby accepts such assignment.

     3. Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor's name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.

                                     App. II

                                     SAMPLE
                          Purchase Agreement Assignment


     4. For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplane Group at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.

     5. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

     6. Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered pursuant to the Boeing Purchase Agreement, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in
Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.

     7. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefor as provided therein.

                                     App. II

                                     SAMPLE
                          Purchase Agreement Assignment


     8. Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

     9. Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

     10. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

     11. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.


                                     App. II

                                     SAMPLE
                          Purchase Agreement Assignment


     12. This Assignment will be governed by, and construed in accordance with, the laws of [ ____________________ ].



_______________________________                 _______________________________
as Assignor                                     as Assignee




By ____________________________                 By ____________________________

Name:                                           Name:

Title:                                          Title:

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as [Indenture Trustee/Agent for the benefit of the Loan Participants/Mortgagee] and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain [Trust Indenture/Mortgage] dated as of _____________, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such [Trust Indenture/Mortgage] shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[Name of Entity],
 --------------
as Indenture Trustee/Agent

By:____________________________

Name:

Title:

                                     App. II

                                     SAMPLE
                          Purchase Agreement Assignment


CONSENT AND AGREEMENT OF
THE BOEING COMPANY



     THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment). Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.

     This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of ____________________, 20___.


THE BOEING COMPANY



By ____________________________
Name:
Title:  Attorney-in-Fact



Aircraft Manufacturer's Serial Number(s) ____________

                                     App. II

                                     SAMPLE
                            Post-Delivery Sale Notice


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:  Vice President - Contracts
            Mail Stop 21-34

Ladies and Gentlemen:

In connection with the sale by MidWest Express (Seller) to ________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. _____ dated as of ___________, 20__, between The Boeing Company (Boeing) and Seller (the Purchase Agreement) under which Seller purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-MWE
(AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the transfer to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1) Purchaser acknowledges it has reviewed the Purchase Agreement and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser's agreements in this paragraph; and

(2) Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

                                    App. III

                                     SAMPLE
                            Post-Delivery Sale Notice


We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

MidWest Express                                 Purchaser


By                                              By
   ----------------------------                    ----------------------------

Its                                             Its
    ---------------------------                     ---------------------------

Dated                                           Dated
      -------------------------                       -------------------------


Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft is confirmed, effective as of this date.

THE BOEING COMPANY


By
   ----------------------------

Its  Attorney-in-Fact
    ---------------------------

Dated
      -------------------------



Aircraft Manufacturer's Serial Number ____________


                                    App. III

                                     SAMPLE
                           Post-Delivery Lease Notice


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:   Vice President - Contracts
             Mail Stop 21-34

Ladies and Gentlemen:

In connection with the lease by MidWest Express (Lessor) to ___________ (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. ____ dated as of ________, 20__, between The Boeing Company (Boeing) and Lessor (the Purchase Agreement) under which Lessor purchased certain Boeing Model _______ aircraft, including the aircraft bearing Manufacturer's Serial No.(s)
___________________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-MWE (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1) Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President - Contracts, Mail Stop 21-34, Boeing Commercial Airplane Group, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing's receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

(2) Lessee accepts the authorization above, acknowledges it has reviewed the Purchase Agreement and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
Article 11 of Part 2 of Exhibit C AGTA and the insurance provisions in Article
8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as

                                     App. IV

                                     SAMPLE
                           Post-Delivery Lease Notice


Boeing may reasonably request in order to obtain the full benefits of Lessee's agreements in this paragraph.

(3) Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this Notice.

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

MidWest Express                                 Lessee


By                                              By
   ----------------------------                    ----------------------------

Its                                             Its
    ---------------------------                     ---------------------------

Dated                                           Dated
      -------------------------                       -------------------------


Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft is confirmed, effective as of this date.

THE BOEING COMPANY




By
   ----------------------------

Its
    ---------------------------

Dated
      -------------------------



Aircraft Manufacturer's Serial Number ____________


                                     App. IV

                                     SAMPLE
                         Purchaser's/Lessee's Agreement


Boeing Commercial Airplane Group
P. O. Box 3707
Seattle, Washington  98124-2207

Attention         Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

In connection with the sale/lease by MidWest Express (Seller/Lessor) to _______________________ (Purchaser/Lessee) of the aircraft identified below, reference is made to the following documents:

(i) Purchase Agreement No. _____ dated as of ___________, 20__, between The Boeing Company (Boeing) and Seller/Lessor (the Purchase Agreement) under which Seller/Lessor purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft); and

(ii) Aircraft Sale/Lease Agreement dated as of ___________, 20__, between Seller/Lessor and Purchaser/Lessee (the Aircraft Agreement) under which Seller/Lessor is selling/leasing the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Aircraft Agreement.

1. Seller/Lessor has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting Seller/ Lessor from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2.   Disclaimer and Release; Exclusion of Liabilities

     2.1 In accordance with Seller/Lessor's obligation under Article 9.5 of AGTA-MWE which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

     2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING,

                                     App. V

                                     SAMPLE
                         Purchaser's/Lessee's Agreement


SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

          (A)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

          (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

          (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

     2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

     2.4 Definitions. For the purpose of this paragraph 2, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.


MidWest Express (Seller/Lessor)                 Purchaser/Lessee


By                                              By
   ----------------------------                    ----------------------------

Its                                             Its
    ---------------------------                     ---------------------------

Dated                                           Dated
      -------------------------                       -------------------------


                                     App. V

                                     SAMPLE
                     Owner Appointment of Agent - Warranties


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

1. Reference is made to Purchase Agreement No. ____ dated as of ________, 20__, between The Boeing Company (Boeing) and MidWest Express (Customer) (the Purchase Agreement), under which Customer purchased certain Boeing Model ________ aircraft including the aircraft bearing Manufacturer's Serial No.(s) _____________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-MWE (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

A. Customer has appointed ____________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

B. Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Stop 21-34, Boeing Commercial Airplane Group, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

C. Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this Notice.

                                     App. VI

                                     SAMPLE
                     Owner Appointment of Agent - Warranties



We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

MidWest Express


By
     -------------------------------


                                     App. VI

                                     SAMPLE
                     Owner Appointment of Agent - Warranties


                                AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

Agent


By
   ----------------------------

Its
    ---------------------------

Dated
      -------------------------


Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY


By
   ----------------------------

Its
    ---------------------------

Dated
      -------------------------




Aircraft Manufacturer's Serial Number __________

                                     App. VI

                                     SAMPLE
                      Contractor Confidentiality Agreement


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

This Agreement is entered into between ____________________ (Contractor) and MidWest Express (Customer) and will be effective as of the date stated below.

In connection with Customer's provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information, reference is made to Purchase Agreement No. _____ dated as of _______ , 20___ between The Boeing Company (Boeing) and Customer.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing Model ________ aircraft, Manufacturer's Serial Number ______, Registration No.
________ (the Aircraft) available to Contractor in connection with Customer's contract with Contractor (the Contract) to maintain/repair/modify the Aircraft. As a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:

1.   For purposes of this Agreement:

     "Aircraft Software" means software that is installed and used in the operation of an Aircraft.

     "Materials" are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.

     "Proprietary Information" means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Proprietary Materials.

     "Proprietary Materials" means Materials that contain, convey, or embody Proprietary Information.

                                    App. VII

                                     SAMPLE
                      Contractor Confidentiality Agreement


     "Third Party" means anyone other than Boeing, Customer and Contractor.

2. Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.

3. Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.

4. Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software provided to Contractor pursuant to this Agreement.

5. Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

6. To the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency's use in connection with Contractor's, authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor's maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.

                                    App. VII

                                     SAMPLE
                      Contractor Confidentiality Agreement


7. Boeing is a third-party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any claims Boeing may make under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law principles) governs this Agreement.

8. No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.

9. The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.

10. This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless in writing signed by authorized representatives of Contractor, Customer and Boeing.

11. Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provision of this Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.


ACCEPTED AND AGREED TO this

Date: _____________________, 20___

MidWest Express                               Contractor


By                                            By
     -----------------------------                 -----------------------------

Its                                           Its
     -----------------------------                 -----------------------------

                                    App. VII

6-1162-RCN-1483


Midwest Express Airlines, Inc.
766 South Howell Avenue
Oak Creek, Wisconsin

Subject:     Maintenance Cost Protection Program

Reference:   Purchase Agreement No. 2371 (the Purchase Agreement) between The
             McDonnell Douglas Corporation a wholly-owned subsidiary of The
             Boeing Company (MDC) and Midwest Express (Customer) relating to
             Model 717-2BL aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement and Exhibit C of the AGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and AGTA.

1.   Intent

The Airframe Maintenance Cost Protection Program described in this Letter Agreement (the Program) is intended to address Customer's concerns regarding airframe maintenance costs. The Program is based on a projection by MDC of target costs for airframe maintenance. These target costs are developed at the time of Aircraft purchase using Customer's forecast of its operation of the Aircraft. Target costs will be adjusted during the Program to reflect Customer's actual operation of the Aircraft. Customer's actual costs will be compared against these adjusted target costs and MDC will take corrective action if the Program targets are not met.

2.   Definitions

Covered Aircraft: Each of the Aircraft operated by Customer on Customer's routes during the Program Term.

Program Term: The ten (10) consecutive years commencing on the first day of the calendar quarter in which the first Covered Aircraft is delivered by MDC to Customer.

Covered Maintenance: Labor performed and materials used in the maintenance of the airframe and component elements of the Covered Aircraft (excluding Engines and Engine parts provided by the Engine manufacturer and the Engine manufacturer's suppliers) where the maintenance is performed as part of a maintenance program approved by Customer's regulatory authority. These airframe and component elements are defined in the Air Transport Association of America
(ATA), Specification No. 100, ("Specification for Manufacturer's

6-1162-RCN-1483
Page 2


Technical Data," dated 1984) as aircraft systems 5, 7 through 11, relevant sections of 12 and 20, 21 through 57, 71, and 73 through 80. All labor and materials must be properly charged to the following work descriptions:

Scheduled Maintenance: All routine and required non-routine or corrective maintenance performed by Customer during scheduled checks and line maintenance.

Non-Scheduled Maintenance:  All non-scheduled required maintenance.

Repair and Overhaul: Any required repair or overhaul of rotable or repairable systems, accessories, equipment or parts.

Modifications: Modifications required to make changes recommended by MDC or MDC Suppliers pursuant to paragraphs 4.3 and 5.1 herein.

Actual Maintenance Cost: The total cost incurred by Customer related to performing Covered Maintenance, and is the sum of three components; (i) the Direct Airframe Material Cost Component, (ii) the Direct Airframe Labor Cost Component, and (iii) the Subcontracted Airframe Cost Component.

Direct Airframe Material Cost Component (Direct Material): The net actual cost paid by Customer for materials required to perform the Covered Maintenance, exclusive of those cost and/or other charges as set forth in paragraph 5.5 which may be added to the manufacturer's standard price.

Direct Airframe Labor Cost Component (Direct Labor):  The product of:

     (i) Labor Hours. The hours actually expended by Customer in performing the Covered Maintenance, exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work,

     and

     (ii) Labor Rate. The average direct hourly labor rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like), paid to Customer's employees who actually perform the Covered Maintenance.

Subcontracted Airframe Maintenance Cost Component (Subcontracted Maintenance):
The maintenance charges to Customer for labor and materials where the maintenance is performed for Customer by others.

6-1162-RCN-1483
Page 3


Cumulative Average Actual Maintenance Cost: The aggregate Actual Maintenance Cost for all then-completed Reporting Periods divided by the Fleet Hours for all such completed Reporting Periods.

Reporting Period: A twelve-month period beginning on either the date the Program Term commences or on an annual anniversary thereof.

Fleet Hours: The total airborne time (aircraft takeoff-to-touchdown) accumulated by the Fleet during a Reporting Period.

Fleet: The number of Covered Aircraft operated by Customer during a Reporting Period.

Cumulative Average Target Maintenance Cost: For any Reporting Period, the sum of the products of the Target Maintenance Cost multiplied by the comparable Fleet Hours divided by the total Fleet Hours for all completed Reporting Periods.

Target Maintenance Cost: A dollar value per flight hour, which will be the sum of the Target Material Cost and Target Labor Cost for a Reporting Period.

3.   Methodology

3.1  General

Because maintenance costs are influenced by a number of operational, economic, and financial factors, MDC at this time can only project the Target Maintenance Costs. During the Program Term, MDC will calculate Target Maintenance Costs using actual data on these factors when the data becomes available.

This Letter Agreement describes projected Target Maintenance Costs for each Reporting Period. These Target Maintenance Costs have been calculated using certain assumptions about Customer's operation and maintenance of the Aircraft. Upon receipt of Customer's actual data for these assumptions and information regarding Customer's actual operation, MDC will report Target Maintenance Costs for each Reporting Period to Customer.

MDC will also calculate and report to Customer the Cumulative Average Target Maintenance Cost, which is the benchmark for Program compliance. If the Cumulative Average Actual Maintenance Cost exceeds the Cumulative Average Target Maintenance Cost, MDC will take corrective action as defined in paragraph 4.3.

Customer will report costs in Customer's currency. All other costs related to the Program will be expressed in U.S. dollars.

6-1162-RCN-1483
Page 4


3.2  Projected Target Maintenance Costs

The Projected Target Maintenance Costs are estimates of the anticipated costs of maintaining the Covered Aircraft for a specified period of time, taking into account assumptions regarding projected average flight time, projected average yearly utilization, a projected labor rate and a projected proportion of airframe maintenance to be performed by subcontractors (Projected Target Maintenance Costs). Projected Target Maintenance Costs are established for each Reporting Period in year 2000 US dollars.

The Projected Target Maintenance Cost is the sum of a projected target material cost and a projected target labor cost. These values are based on a projected average time per flight for the Fleet of 1.7 flight hours (Projected Average Flight Time), and a projected Labor Rate of $26 per man hour (In-House Labor) and $50 per man hour (Contract Labor). The Projected Target Maintenance Cost is also contigent upon the aircraft delivery schedule as defined in the Purchase Agreement.

Accordingly, the Projected Target Maintenance Costs for each Reporting Period are as follows:

          *

3.3  Target Maintenance Costs

For each Reporting Period, MDC will calculate Target Maintenance Costs by adjusting (as described in Attachment A) the Projected Target Maintenance Cost to reflect actual data for the following parameters:

     (a)  Customer's labor rate,
     (b)  Percentage of Covered Maintenance which is subcontracted,
     (c)  Average flight time,
     (d)  Number of Covered Aircraft,
     (e)  Utilization of the Covered Aircraft,
     (f)  Delivery schedule of the Covered Aircraft,
     (g)  Material price inflation,

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

6-1162-RCN-1483
Page 5


Customer will report data to MDC for parameters (a) through (e), and MDC will acquire data for parameter (f). For each Reporting Period, MDC will calculate the Target Maintenance Costs and the Cumulative Average Target Maintenance Cost.

3.4  Actual Maintenance Costs

For each Reporting Period, Customer will report Actual Maintenance Costs incurred in performing Covered Maintenance for the Covered Aircraft. Actual Maintenance Costs will be reported for each of the four activities listed in paragraph 2.2, in three components (Direct Material, Direct Labor, and Subcontracted Maintenance):

     (a) The component of airframe (excluding QEC) material cost incurred directly by Customer (Direct Material);
     (b) The component of airframe (excluding QEC) labor cost incurred directly by Customer (Direct Labor); and
     (c) The component airframe (excluding QEC) maintenance cost performed by others (Subcontracted Maintenance).

The Actual Maintenance Costs will be the sum of In-House Direct Labor and Direct Material cost components plus subcontract maintenance costs, and will be used along with Fleet Hours to calculate the Cumulative Average Actual Maintenance Cost as a dollar value per flight hour.

3.5  Program Compliance

Compliance with the Program will be achieved if the Cumulative Average Actual Maintenance Cost does not exceed the Cumulative Average Target Maintenance Cost. If compliance is not achieved, MDC will take corrective action as defined in paragraph 4.3.

4.   Obligations

4.1  Customer's Obligation under the Program

     4.1.1 Customer will report to MDC within 90 days after the last day of each Reporting Period, the following data for that Reporting Period:

            (a)   Direct Labor costs
            (b)   Direct Material costs
            (c)   Subcontracted Maintenance costs
            (d)   Customer's direct Labor Rate per man-hour
            (e)   The actual Average Flight Time per flight for the Fleet
            (f)   The number of Covered Aircraft included in the Fleet
            (g)   The Fleet Hours

6-1162-RCN-1483
Page 6


For Customer's convenience, a form for reporting the above information is included as Exhibit A to this Letter Agreement.

Failure to provide these reports to MDC within the 90 day period will constitute an acknowledgment by Customer that the Program is in compliance. However, if the Program should subsequently become non-compliant, Customer will, within 90 days after the last day of the applicable Reporting Period, report to MDC the data identified above for all then-completed Reporting Periods of the Program Term.

     4.1.2 If the Program is determined to be non-compliant, Customer will, upon request, submit to MDC sufficient information to allow MDC:

            (a) To verify cost elements of the Actual Maintenance Cost as defined in paragraph 3.4
            (b) To verify the Fleet, Fleet Hours, and the Actual Average Flight Time per flight
            (c)  To analyze the problems causing such non-compliance
            (d)  To develop, when required, appropriate remedial action

     4.1.3  All reports submitted to MDC will be addressed to the attention of:

            Director - Product Assurance Contracts
            Boeing Commercial Airplane Group
            P.O. Box 3707    Mail Code 2L-46
            Fax: 425-237-1706
            Seattle, Washington  98124-2207

4.2  MDC's Obligation under the Program

     4.2.1 MDC will report to Customer within 30 days after receiving Customer's report for each Reporting Period, the following data for that Reporting Period (see Exhibit B):

            (a)  Target Maintenance Cost
            (b)  Cumulative Average Target Maintenance Cost
            (c)  Actual Maintenance Cost
            (d)  Cumulative Average Actual Maintenance Cost
            (e)  Material price inflation factor

6-1162-RCN-1483
Page 7


     4.2.2 At Customer's request, MDC will provide Customer sufficient information to verify the data described in paragraph 4.2.1 and the calculations used to produce that data.

     4.2.3 All reports submitted to Customer will be addressed to the attention of:

             Midwest Express
             555 West Air Cargo Way
             Milwaukee, Wisconsin 53207
             ATTN: Vice President of Technical Services

4.3  Corrective Action.

     If the Program is non-compliant as defined in paragraph 3.5 and Customer provides its reports to MDC pursuant to paragraph 4.1, then MDC will without charge and within 90 days of Customer's report:

     4.3.1.a. Investigate the circumstances and possible causes of the non-compliance, and

     4.3.1.b. Provide technical assistance to Customer in the form of analysis and recommendations of a kind and nature which MDC determines to be best suited for reducing Actual Maintenance Cost.

     4.3.2.a. If necessary, initiate a design review of the systems, accessories, equipment or parts determined by MDC to be the primary cause of the non-compliance and, when in MDC's judgment a redesign is indicated as a technically and economically practicable means of attaining Program compliance, MDC will redesign or cause the redesign of such items, and

     4.3.2.b. If such redesign results in retrofit kits being offered by MDC or MDC's suppliers, MDC will provide such kits or cause such kits to be provided at no charge to Customer. MDC will also reimburse, at MDC's then existing Warranty labor rate, Customer's reasonable direct labor costs for incorporation of any such kit manufactured to MDC's, or MDC's supplier's, detailed design. Such reimbursement will be provided pursuant to Exhibit C, Product Assurance Document, of the AGTA.

5.  Conditions and Limitations

5.1 If, with the intent of reducing Covered Maintenance Costs, MDC or any supplier issues reasonable service bulletins, service letters or other reasonable written instructions or offers no-charge retrofit kits, Customer will comply with such instructions or install such kits within a period of 240 days after issuance of such instructions or receipt of

6-1162-RCN-1483
Page 8


     such kits at Customer's facility, or such longer period as may be mutually agreed by the parties. If Customer does not comply with the time requirements of this paragraph, all airframe maintenance costs which MDC determines would have been eliminated if such instructions or kits had been incorporated, will be subtracted from the Actual Maintenance Costs reported after expiration of such time requirements.

5.2 Customer will promptly notify MDC in writing of any variations in its maintenance cost accounting system or procedures which would affect the proper reporting of Actual Maintenance Costs. MDC will have the right to make adjustments to the Cumulative Average Target Maintenance Cost to reflect the effect of any such variations.

5.3 Upon reasonable notice to Customer, MDC will have the right to audit all Actual Maintenance Costs reported by Customer, as well as the maintenance practices and procedures related thereto during the Program Term.

5.4 Upon reasonable notice to Customer, MDC may inspect Customer's maintenance facilities, programs and procedures. If MDC recommends in writing reasonable changes to Customer's maintenance programs and procedures which would reduce Actual Maintenance Costs and Customer does not implement such changes or Customer delays implementing such changes beyond the period set forth in paragraph 5.1, MDC will have the right to adjust the Actual Maintenance Costs that have been reported to deduct the increased maintenance costs which MDC estimates resulted from Customer's failure or delay in implementing such changes.

5.5  The Actual Maintenance Cost will not include the following:

     (a) Costs arising from loss of, or damage to, any Covered Aircraft, or any system, accessory, equipment or part thereof.

     (b) Any taxes, duties, tariffs, surcharges, transportation, insurance interest or overhead.

     (c) The cost of initial or sustaining spare parts or the depreciation of such spare parts; costs resulting from any modification to the Covered Aircraft or any system, equipment, accessory or part thereof other than modifications described under paragraphs 4.3.2b and 5.1 herein.

     (d)  Costs resulting from the negligent acts or omissions of Customer.

6-1162-RCN-1483
Page 9


     (e) Costs resulting from the failure to comply with MDC's or MDC's suppliers' applicable written instructions for the operation, service, maintenance or overhaul of any Covered Aircraft, or any system, accessory, equipment or part thereof.

     (f)  Costs attributable to loss of use, revenue or profit.

     (g)  Costs of consumable fluids, including fuel.

     (h) Costs due to acts of God, war, armed hostilities, riots, fires, floods, earthquakes or serious accidents, Governmental acts or failure to act affecting materials, facilities or Aircraft needed for the maintenance of Covered Aircraft.

     (i) Costs due to strikes or labor troubles causing cessation, slowdown or interruption of work related to the maintenance of Covered Aircraft.

     (j) Costs resulting from failure of or delay in transportation or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts needed for the maintenance of Covered Aircraft.

     (k) Amounts for any part provided by MDC or MDC's suppliers to Customer at no charge.

     (l) Amounts equal to the difference between the reported price for any part and the reduced price for such part as provided by MDC or MDC's suppliers to Customer.

     (m) Amounts related to any warranty, maintenance cost guarantee, or similar agreement, for which there is a credit memorandum or other payment scheme, established in Customer's favor, and issued by MDC or MDC's suppliers to Customer.

5.6 At MDC's request, Customer will assign to MDC, any of Customer's rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft to the extent reasonably necessary for MDC to fulfill its obligations with respect to any corrective action provided by MDC hereunder.

5.7 THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF MDC HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND

6-1162-RCN-1483
Page 10


     EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.

6.  Confidential Treatment

MDC and Customer agree that this Letter Agreement is confidential and shall not disclose it or its contents to any third party, except associated companies, subsidiaries or affiliates of Customer or MDC and their financial and legal advisors and potential financiers (provided such advisors and financiers are under a prior written obligation to keep this Letter Agreement and its terms confidential), as required by law, the Security Exchange Commission (SEC), or as required to perform and enforce the terms hereof, without the prior written consent of the other party, which shall not be unreasonably withheld.

Very truly yours,

MCDONNELL DOUGLAS CORPORATION

By /s/ Rick Nelson
   ---------------------------------------

Its           Attorney-In-Fact
    --------------------------------------


ACCEPTED AND AGREED TO this

Date: September 21, 2001
      --------------


MIDWEST EXPRESS AIRLINES, INC.

By /s/ Timothy E. Hoeksema
   ---------------------------------------

Its Chairman of the Board, President and
    Chief Executive Officer

Attachment A to 6-1162-RCN-1483
Page 1

                           Attachment A - Adjustments

For each reporting period, MDC will calculate Target Maintenance Costs by revising the Projected Target Maintenance Cost to reflect actual data for the following parameters:

Material Price Inflation

Material prices will be adjusted using Producer Price Indexes as defined below. The Target Material Cost for a Reporting Period will be calculated by multiplying the projected target material cost by the ratio of the average index for the Reporting Period to the index related to the projected target material cost.

The measure of material price inflation will be the Producer Price Index for "Aircraft Parts and Auxiliary Equipment, n.e.c." (Standard Industrial Classification Code 3728). This index will be obtained from the publication "Producer Prices and Price Indexes" published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor agency.

Labor Cost

The projected target labor cost will be adjusted to reflect Customer's actual Labor Cost. The Target Labor Cost will be calculated by multiplying the Projected Target Labor Cost by the ratio of Customer's then-current Labor Rate to the Labor Rate used to calculate the projected target labor cost for that Reporting Period.

Covered Aircraft

The Projected Target Maintenance Costs are based on the number of Covered Aircraft. If the number of Covered Aircraft changes during any Reporting Period, MDC reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Delivery Schedule

The Projected Target Maintenance Costs are based on the delivery schedule of Covered Aircraft as described in the Purchase Agreement. If the delivery schedule for the Covered Aircraft changes during any Reporting Period, MDC reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Attachment A to 6-1162-RCN-1483
Page 2

Average Flight Time

The formulas below are used to calculate target airframe material and labor costs per flight hour for flight lengths other than the specified 1.6 flight hours. The figures represent the coefficients, slope, and intercept for the best fitting straight line through the data points obtained via the maintenance cost study. If the Actual Average Flight Time (AAFT) for any Reporting Period differs from the Projected Average Flight Time of 1.7 flight hours, the Target Material Cost (TMC) and Target Labor Cost (TLC) for that reporting period will be adjusted pursuant to the formula's below:


              TMC for AAFT =  (33.291 * AAFT) + 56.107

              TLC for AAFT =  (65.079 * AAFT) + 64.079


Utilization

The Projected Target Maintenance Costs assume a Projected Average Yearly Utilization for the Covered Aircraft during any reporting period of 3000 flight hours per aircraft and an average flight length of 1.6 flight hours per trip. If the Average Yearly Utilization for the Covered Aircraft for any Reporting Period or the average trip length change from these values, MDC reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period

Covered Aircraft Configuration

The Target Maintenance Cost set forth in this Program is based on the configuration for the Covered Aircraft as set forth in Exhibit A to the Purchase Agreement. Such Target Maintenance Cost may be adjusted by MDC to appropriately reflect any changes to the actual configuration of the Covered Aircraft at the time of delivery thereof to Customer. Adjustments to such Target Maintenance Cost may also be made at any time during the Program Term to reflect any additional changes in the configuration of the Covered Aircraft.

Exhibit A to 6-1162-RCN-1483
Page 1


To:       Director - Product Assurance Contracts
          Boeing Commercial Airplane Group
          P.O. Box 3707     Mail Stop 76-02
          Fax: 206-237-1706
          Seattle, Washington  98124-2207

Subject:  Letter Agreement No. ! to Purchase Agreement No. @
          Airframe Maintenance Cost Protection Program

Reported herein are certain data required under paragraph 4.1.1 of the reference Letter Agreement.

Reporting Period No. _____
Beginning date _________ ending date _________

Currency of the costs shown below: _________

--------------------------   --------------   --------------   ---------------
                                                  Direct        Subcontracted
         Actual               Direct Labor       Material        Maintenance
    Maintenance Costs         (total cost)     (total cost)      (total cost)
--------------------------   --------------   --------------   ---------------
Scheduled Maintenance
--------------------------   --------------   --------------   ---------------
Non-Scheduled Maintenance
--------------------------   --------------   --------------   ---------------
Repair & Overhaul
--------------------------   --------------   --------------   ---------------
Modifications
(ref. para. 4.3 & 5.1)
--------------------------   --------------   --------------   ---------------
Total
--------------------------   --------------   --------------   ---------------

The above labor costs are exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work. The above material costs exclude all costs described in paragraph 5 of the reference letter agreement.

-----------------------   --------------   -------------------   --------------
                            Average per                             Total per
  Average per manhour         flight        Average number of       aircraft
      Labor Rate            Flight Time     Covered Aircraft      Flight Hours
-----------------------   --------------   -------------------   --------------

-----------------------   --------------   -------------------   --------------

Exhibit A to 6-1162-RCN-1483
Page 2


The above labor rate excludes all fringe benefits, premium time allowances, social charges, business taxes and the like.

Midwest Express


By                                        Date
   ---------------------------------           ---------------------------------

Its
    --------------------------------

Exhibit B to 6-1162-RCN-1483
Page 1


To:       Midwest Express

Subject:  Letter Agreement No. ! to Purchase Agreement No. @
          Airframe Maintenance Cost Protection Program


Reported herein are certain data required under paragraph 4.2.1 of the reference Letter Agreement.

Reporting Period No. _____
Beginning date _________ ending date _________


Costs as reported by Customer:


--------------------------   --------------   ----------   ---------------
         Actual                                 Direct      Subcontracted
    Maintenance Costs         Direct Labor     Material      Maintenance
--------------------------   --------------   ----------   ---------------
Scheduled Maintenance
--------------------------   --------------   ----------   ---------------
Non-Scheduled Maintenance
--------------------------   --------------   ----------   ---------------
Repair & Overhaul
--------------------------   --------------   ----------   ---------------
Modifications
--------------------------   --------------   ----------   ---------------

Customer's costs with adjusted Subcontracted Maintenance (per Attachment A of the reference Letter Agreement) in U.S. dollars.

--------------------------   ------   --------   -------------   -------------
         Actual              Direct    Direct    Subcontracted   Subcontracted
    Maintenance Costs        Labor    Material       Labor         Material
--------------------------   ------   --------   -------------   -------------
Scheduled Maintenance
--------------------------   ------   --------   -------------   -------------
Non-Scheduled Maintenance
--------------------------   ------   --------   -------------   -------------
Repair & Overhaul
--------------------------   ------   --------   -------------   -------------
Modifications
--------------------------   ------   --------   -------------   -------------
Total
--------------------------   ------   --------   -------------   -------------

Exhibit B to 6-1162-RCN-1483
Page 2


Actual Costs and Target Costs (per Attachment A of the reference Letter
Agreement)

------------------------  ---------  ---------  ---------  ---------  ---------
                          Reporting  Reporting  Reporting  Reporting  Reporting
                          Period 1   Period 2   Period 3   Period 4   Period 5
------------------------  ---------  ---------  ---------  ---------  ---------
Year dollars
------------------------  ---------  ---------  ---------  ---------  ---------
Actual Labor
------------------------  ---------  ---------  ---------  ---------  ---------
Actual Material
------------------------  ---------  ---------  ---------  ---------  ---------
Actual Maintenance Cost
------------------------  ---------  ---------  ---------  ---------  ---------
Fleet Hours
------------------------  ---------  ---------  ---------  ---------  ---------
Cumulative Actual
Maintenance Cost
------------------------  ---------  ---------  ---------  ---------  ---------
Number of Covered
Aircraft
------------------------  ---------  ---------  ---------  ---------  ---------
Currency Exchange factor
------------------------  ---------  ---------  ---------  ---------  ---------
Per man-hour Labor Rate
------------------------  ---------  ---------  ---------  ---------  ---------
Material Inflation
factor
------------------------  ---------  ---------  ---------  ---------  ---------
Average Flight Time
------------------------  ---------  ---------  ---------  ---------  ---------
Target Labor Cost
------------------------  ---------  ---------  ---------  ---------  ---------
Target Material Cost
------------------------  ---------  ---------  ---------  ---------  ---------
Target Maintenance Cost
------------------------  ---------  ---------  ---------  ---------  ---------
Cumulative Target
Maintenance Cost
------------------------  ---------  ---------  ---------  ---------  ---------

As of this Reporting Period, the Program is in compliance:

Yes     |_|             No     |_|


Very truly yours,

THE MDC COMPANY



Reported by    _________________________

Its            _________________________

Date           _________________________

6-1162-RCN-1484


Midwest Express Airlines, Inc.
6744 South Howell Avenue
Oak Creek, Wisconsin 53154

Subject: Aircraft General Terms Agreement (AGTA) Matters

Reference:  1)  Aircraft General Terms Agreement AGTA-MWE and the
            Exhibits thereto (the AGTA) between The Boeing Company (Boeing) and Midwest Express Airlines, Inc. (Customer

            2) Purchase Agreement No. 2371 (the Purchase Agreement) between McDonnell Douglas Corporation (Boeing) and Midwest Express Airlines Inc., (Customer) relating to Model
            717-2BL aircraft (Aircraft).

Customer has requested changes to certain terms in the AGTA. Those changes are contained herein. This Letter Agreement when accepted by Customer will become part of the Purchase Agreement and the changes herein will be applicable to all Aircraft under the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as the AGTA.

AGTA ARTICLES

1) Article 2.1.7 of the AGTA. The phrase "and other price adjustments made pursuant to the purchase agreement." is hereby revised to "and other upward or downward price adjustments (if any) made pursuant to the express terms of the purchase agreement".

2) Article 2.2.1 of the AGTA. The phrase "Except for U.S. federal or California State income taxes imposed on Boeing or Boeing's assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing's assignee, Customer will be responsible for and pay all Taxes." is hereby revised to "Except for U.S. Federal or California State income taxes imposed on Boeing or Boeing's assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing's assignee, Customer will be responsible for and pay all Taxes that arise as a direct result of the sale or transfer to Customer of goods or services, including aircraft, under a purchase agreement. As of July 6, 2001, Boeing warrants that it is unaware of any taxes that will result in a tax liability being imposed upon Boeing as a result of the sale of the aircraft, exclusive of BFE, that will be passed onto Customer."

3) Article 2.2.2 of the AGTA. The phrase "Customer will promptly reimburse Boeing on demand," is hereby revised to "Except for taxes for which


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Boeing is responsible pursuant to Section 2.2.1, Customer will promptly reimburse Boeing on demand,".

4) Article 3.1 of the AGTA. The phrase "Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA)" is hereby revised to "Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) pursuant to Part 25 of the FAR". The phrase either a Standard Airworthiness Certificate" is hereby revised to "either a valid and effective Standard Airworthiness Certificate". The following sentence is hereby added to the end of the Article: "Boeing hereby agrees to obtain, at its sole expense, FAA/JAA Joint Type Certification for the 717-200 series aircraft".

5) Article 3.2.2 of the AGTA. The phrase "(i) resulting from requirements issued by the FAA prior to the date of the type certificate for the applicable aircraft;" is hereby revised to "(i) resulting from requirements issued by the FAA prior to the date of the type certificate for the applicable aircraft; or" The phrase "(ii) resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and" is hereby revised to "(ii) resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; or".

6) Article 3.2.3 of the AGTA. The phrase "Customer will pay Boeing's charge" is hereby revised to "Customer will pay Boeing's reasonable costs, which at Customer's request will be substantiated in writing".

7) Article 3.3.1 of the AGTA. The phrase "the required compliance date is on or before the scheduled delivery month of the aircraft." is hereby revised to "the required compliance date is on or before the scheduled delivery month of the aircraft and (iii) was not issued until after the date of the purchase agreement".

8) Article 3.3.2 of the AGTA. The phrase "and Customer will pay Boeing's applicable charges." is hereby revised to "Customer will pay Boeing's reasonable costs, which at Customer's request will be substantiated in writing".

9) Article 3.4 of the AGTA. The phrase "If requested, Boeing will assist Customer in applying for any such export license." is hereby revised to "Boeing will provide at no charge commercially reasonable efforts requested by Customer in applying for such export license".

10) *

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.


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*

11) Article 4.3 of the AGTA. The phrase "Boeing will promptly notify Customer" is hereby revised to "Boeing will promptly notify Customer in writing".

12) Article 5.2 of the AGTA. The phrase "provided such inspection does not interfere with Boeing's performance." is hereby revised to "provided such inspection does not unreasonably interfere with Boeing's performance".

13) Article 5.5 of the AGTA. The phrase "(ii) to evaluate potential improvements that may be offered for production or retrofit incorporation." is hereby revised to "(ii) with the prior written approval of Customer, to evaluate potential improvements that may be offered for production or retrofit incorporation".

14) *

15) Article 6.3 of the AGTA. The phrase " At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances" is hereby revised to "At delivery of an aircraft, Boeing will provide and warrant Customer a bill of sale conveying good title, free of all liens, security interests and encumbrances".

16) *

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.


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17) *

18) Article 7.2 of the AGTA. The article is hereby revised in its entirety to "7.2 Notice. Boeing will give written notice to Customer (i) of any actual non-Customer caused delay beyond the scheduled delivery month, and (ii) of the revised delivery month based on Boeing's good faith, reasonable appraisal of the facts. The notice referred to in clause (i) shall be provided as soon as possible after Boeing has knowledge of the delay or event, and the notice referred to in clause (ii) shall be provided as soon as the revised delivery month is determined by Boeing. Boeing further agrees that the rescheduling of aircraft due to Excusable Delay will result in a revised delivery rate for all of Customer's aircraft of no faster than one aircraft per month.".

19) Article 7.3 of the AGTA. The phrase "If the revised delivery month is 12 months or less after the scheduled delivery month" is hereby revised to "If the delay in question is an Excusable Delay, and if the revised delivery month is 12 months or less after the scheduled delivery month".

20) Article 7.4 of the AGTA. The phrase "If the revised delivery month is more than 12 months after the scheduled delivery month, either party may" is hereby revised to "If the delay in question is an Excusable Delay, and if the revised delivery month is more than 12 months after the scheduled delivery month, Customer may." The phrase " If either party does not terminate" is hereby revised to. " If the revised delivery month is more than 12 months after the scheduled delivery month, and is due to a Excusable Delay, Boeing may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice provided that operations at the plant of manufacture have been substantially impaired and there are no commercially reasonable means to repair them. If either party does not terminate".

21) Article 7.5 of the AGTA. The following sentence is hereby added after the last sentence: "If the cause of the damage is other than excusable delay, then the remedies provided in this Article 7.5 shall be in addition to the other remedies available to Customer as provided in Letter Agreement No. MJB-002 (Non Excusable Delay Matters).

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

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22) Article 7.6 of the AGTA. * The phrase "If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by the Customer" is hereby revised to "If Customer terminates the applicable purchase agreement as to any aircraft pursuant to this Article 7, Boeing shall, at Customer's option (such option to be exercised in writing within 30 days after termination), purchase from Customer any BFE specified by Customer that is related to the affected aircraft at the invoice prices paid, or contracted to be paid, by Customer".

23) *

24) *

25) *

26) *

27) Article 9.1.3 of the AGTA. The phrase "Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing" is hereby revised to "Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing, but Boeing shall remain responsible for all assigned duties and Customer shall continue to deal only with Boeing, notwithstanding any such assignments".

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

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28) Article 9.3 of the AGTA. The phrase "all of Customer's rights with respect to the aircraft under the applicable purchase agreement" is hereby revised to:
"all of Customer's rights with respect to the aircraft transferred to the buyer or buyer-lessor under the applicable purchase agreement" The phrase "in a form satisfactory to Boeing" is hereby revised to "in a form reasonably satisfactory to Boeing".

29) Article 9.5 of the AGTA. The phrase ", Customer shall obtain for Boeing" is hereby revised to ", Customer shall use commercially reasonable efforts to obtain for Boeing".

30) Article 9.7 of the AGTA. Article 9.7 is revised in its entirety as follows:
"9.7 No Increase in Boeing Liability. With respect to the resale or lease by Customer of an aircraft without a prior assignment agreement, no action taken by Customer will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing's obligations under the applicable purchase agreement".

31) Article 12 of the AGTA. Article 12.7 is hereby added as follows: "12.7. Calendar Days. All day references in the AGTA or any purchase agreement or any exhibits or appendices attached to such documents shall be deemed to refer to calendar days, unless explicitly stated otherwise".

32) Article 12 of the AGTA. Article 12.8 is hereby added as follows: "Article
12.8. No Undisclosed Fees. All fees, payments, charges, costs and reimbursements for which Customer is responsible shall be explicitly set forth in the AGTA or in the applicable purchase agreements, and Customer shall not be liable for any such fees, payments, charges, costs or reimbursements that are not explicitly disclosed in said documents".

AGTA EXHIBIT A

33) Article 3.1.3 of Exhibit A to AGTA. Article 3.1.3 is hereby revised in its entirety to 3.1.3. "Customer will use commercially reasonable efforts to ensure that all BFE software is in a form reasonably compliant with Boeing Standards for Loadable Systems as described in Boeing Document D6-55562-8."

34) Article 3.2 of Exhibit A to AGTA. The phrase "authorize Boeing to discuss all details of the BFE directly with the BFE suppliers" is hereby revised to "authorize Boeing to discuss all relevant details of the BFE directly with the BFE suppliers so long as Boeing notifies Customer reasonably far in advance of the proposed discussion".

35) Article 3.3 of Exhibit A to AGTA. The phrase "authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location" is hereby revised to


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"Customer will use commercially reasonable efforts required to authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;".

36) Article 3.3.1 of Exhibit A to AGTA. Article 3.3.1 is hereby revised in its entirety to "3.3.1. Customer agrees to select suppliers pre-approved by Boeing, or if Customer desires a supplier not pre-approved, Boeing will use commercially reasonable efforts to approve such supplier".

37) Article 3.3.2 of Exhibit A to AGTA. Article 3.3.2 is hereby deleted in its entirety.

38) Article 3.4 of Exhibit A to AGTA. The phrase "license for Boeing to copy BFE Aircraft Software" is hereby revised to "license for Boeing to copy BFE Aircraft Software only for the purpose of use in Customer's aircraft".

39) Article 3.5 of Exhibit A to AGTA. The phrase "to copy" is hereby revised to "to copy only for the purpose of use in Customer's aircraft".

40) Article 4 of Exhibit A to AGTA. The phrase ", Boeing will provide" is hereby revised to ", Boeing will, at its sole expense, provide".

41) *

42) *.

43) Article 7.1 of Exhibit A to AGTA. The phrase "Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use." Is hereby revised to "Boeing will not be liable for BFE unless loss of use is due to Boeing's negligence.".

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

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44) Article 8 of Exhibit A to AGTA. Article 8 is hereby revised by adding the following to the end of the article: "Boeing will be responsible, at no charge to Customer, to replace such interchanged BFE, and will not interchange BFE if it causes a delay in delivery of Customer's aircraft."

45) Article 9 of Exhibit A to AGTA. The phrase "(including attorney's fees)" is hereby revised to "(including reasonable attorney's fees)". The phrase ", arising out of" is hereby revised to "to the extent arising out of". The phrase "solely by Boeing's installation of the BFE" is hereby revised to solely by Boeing's handling, storage or installation of the BFE".

46) Article 10 of Exhibit A to AGTA. The phrase "damages and costs arising out of any actual or alleged infringement of any patent or intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing" is hereby revised to "damages and costs to the extent arising out of any actual or alleged infringement of any patent or intellectual property rights by BFE or by its installation, sale or use by Boeing."

AGTA EXHIBIT B

47) Part 1 of Exhibit B to AGTA. The following sentence is hereby added between "Customer Support Document" and "Part 1" as follows: "All training, services, support, information, documents, materials and other items provided by Boeing pursuant to this Customer Support Document shall, except to the extent explicitly provided otherwise herein, be furnished as part of the Aircraft Price, at no added charge to Customer".

48) Article 1, Part 1 of Exhibit B to AGTA. Article 1.5 is hereby added as follows: "1.5 Where possible, all conferences and training sessions should be conducted in Milwaukee."

49) Article 2, Part 1 of Exhibit B to AGTA. The phrase "approximately 12 months before" is hereby revised to "approximately 18 months before". The following is hereby added to the end of the article: "Where possible, all conferences and training sessions should be conducted in Milwaukee".

50) Article 2, Part 2 of Exhibit B to AGTA The phrase ", will include:" is hereby revised to ", will include, without limitation:".

51) Article 3.1, Part 1 of Exhibit B to AGTA. The phrase "Such support will include:" is hereby revised to "Such support will include without limitation:".

52) Article 4.2, Part 1 of Exhibit B to AGTA. The phrase "Customer will pay Boeing's then current per diem" is hereby revised to "Customer will pay Boeing's lowest per Diem".


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53) Article 4.3, Part 1 of Exhibit B to AGTA. The following sentence is hereby added to the end of the article: "Boeing shall travel on Customer's airline, where possible, in connection with services to be provided for Customer".

54) Article 4.4, Part 1 of Exhibit B to AGTA. The phrase "providing revenue service training" is hereby revised to "providing revenue service training, excluding any income taxes".

55) Article 5.5, Part 1 of Exhibit B to AGTA. The phrase "The invoice will be submitted to Customer" is hereby revised to "The invoice will be calculated on a straight pass-through basis, without mark-up, and will be submitted to Customer".

56) Article 5.6, Part 1 of Exhibit B to AGTA. Article 5.6 is hereby deleted in its entirety.

57) Article 2, Part 2 of Exhibit B to AGTA. The following sentence is hereby added after the first sentence: "Boeing shall provide Customer no less favorable consideration with respect to AOG support than any other airline".

58) Article 2.7.1, Part 2 of Exhibit B to AGTA. The phrase "Boeing may rely on" is hereby revised to: "Boeing may reasonably rely on".

59) Article 2.7.4, Part 2 of Exhibit B to AGTA. Article 2.7.4 is hereby revised in its entirety as follows: "2.7.4 Customer will pay Boeing at its lowest rates then in effect for requested work not covered by the Boeing Warranty, if any".

60) Article 1, Part 3 of Exhibit B to AGTA. The phrase "if applicable, be prepared generally in accordance with" is hereby revised to "if applicable, be prepared in accordance with". The following sentence is hereby added to the end of the Article as follows: "Customer may copy any Boeing Materials solely for the purpose of Customer's internal use.".

61) Article 3, Part 3 of Exhibit B to AGTA. The phrase "at no additional charge" is hereby revised to "at no charge".

62) Article 6.1, Part 3 of Exhibit B to AGTA. Article 6.1 is hereby revised in its entirety to: "6.1 Revision Service. Boeing will provide revision service as identified in the purchase agreement."

63) Article 7.1, Part 3 of Exhibit B to AGTA. The phrase "Boeing will request that each supplier of the components and equipment make software documentation available to Customer" is hereby revised to "Boeing will require that each supplier of the components and equipment make software documentation available to Customer at no charge".


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64) Article 3, Part 4 of Exhibit B to AGTA. The phrase "which, in the opinion of
Boeing, is detrimental," is hereby revised to "which the parties reasonably agree is detrimental".

65) Article 1, Part 5 of Exhibit B to AGTA The following sentence is hereby added to the end of the Article as follows: "For purposes of this Part 5 temporary third party contract labor used by Customer to supplement Customer's workforce and under the direct supervision of Customer shall be considered Customer employees."

66) Article 2, Part 5 of Exhibit B to AGTA. The phrase "Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party)" is hereby revised to "Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party, for which Boeing has not received authorization for its customers to copy)".

67) Article 4, Part 5 of Exhibit B to AGTA. The phrase "and be liable to Boeing for any breach of those agreements by a contractor" is hereby revised to "and to notify Boeing promptly after becoming aware of contractor's breach. Any information or materials which were provided by Boeing and passed on to a third party contractor by Customer should be treated as Proprietary Materials."

68) Article 5, Part 5 of Exhibit B to AGTA. The phrase "by a regulatory agency" is hereby revised to "by a regulatory agency or to the court". The phrase "or modification of such aircraft" is hereby revised to "or modification of such aircraft, or to the court". The phrase "agrees to notify Boeing immediately" is hereby revised to "agrees to notify Boeing promptly after".

AGTA EXHIBIT C

69) Article 2 Part 2 of Exhibit C to AGTA. The second sentence is hereby revised to "The technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate is listed below. Boeing will target a response time of 3 business days after Customers request to initiate the work contemplated for the support services discussed herein. Customer recognizes that the actual time to complete the task depends on the nature and complexity of the specific request. If Boeings average response time is not 3 business days, as measured quarterly, Boeing will meet with Customer to discuss ways to improve such response time. In order to monitor this response time, Customer will submit all requests through the on-site Boeing Field Service Representative so that the requirement is entered into the BOECOM message tracking system."

70) Article 2.2, Part 2 of Exhibit C to AGTA. In Article 2.2 (i), the phrase "conditions resulting" is hereby revised to "conditions to the extent resulting". In Article 2.2 (ii) the phrase "conditions resulting" from acts or omissions" is hereby revised to "conditions to the extent resulting from misuse and abuse". In Article


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2.2 (iii) the phrase "conditions resulting" is hereby revised to "conditions to the extent resulting".

71) Article 3.2, Part 2 of Exhibit C to AGTA. The first sentence is hereby deleted. The phrase "from a defect" in the second sentence is hereby deleted.

72) Article 4.2, Part 2 of Exhibit C to AGTA. The phrase "The standard labor rate paid by Boeing to its customers is established and published annually" is hereby revised to "The standard labor rate paid by Boeing to its customers is established and published annually and as of the date of this Agreement is $47.50 per hour in July 2001 subject to escalation (STE) dollars."

73) Article 4.3, Part 2 of Exhibit C to AGTA. The phrase "a condition Boeing has identified as a covered defect" is hereby revised to "a condition Boeing has identified as a defect".

74) Article 4.4, Part 2 of Exhibit C to AGTA. The phrase "Boeing will make all reimbursements by credit memoranda which may be applied toward the purchase of Boeing goods and services" is hereby revised to "Boeing will make all reimbursements by credit memoranda which may be applied toward the purchase of Boeing goods and services, provided, however, that if at the time reimbursement is made Customer does not owe Boeing for any goods or services, Customer may request Boeing to make the reimbursement in cash".

75) Article 4.5, Part 2 of Exhibit C to AGTA. The phrase "will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product" is hereby revised to "will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product, except in the case where the part was critical to the operation of an aircraft and the repair could be performed more quickly than obtaining a replacement part from Boeing".

76) Article 7.3.1, Part 2 of Exhibit C to AGTA. The phrase "Direct Labor (excluding time expended for overhaul) at Customer's Warranty Labor Rate" is hereby revised to: "Direct Labor at Customer's Warranty Labor Rate".

77) Article 7.3.2, Part 2 of Exhibit C to AGTA. Article 7.3.2 is hereby deleted in its entirety.

78) Article 7.4.1, Part 2 of Exhibit C to AGTA. The phrase "a defective product found to be beyond economical repair" is hereby revised to "a defective product".

79) Article 8.1, Part 2 of Exhibit C to AGTA. The phrase "Customer or its authorized agent will pay shipping charges" is hereby revised to "Customer or its authorized agent will pay freight plus any insurance purchased specifically for a shipment". The following sentence is hereby added before the last sentence as


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follows: "Boeing recognizes that expedited charges are reasonable in a "aircraft on ground" (AOG) or potential AOG situation."

80) Article 8.3, Part 2 of Exhibit C to AGTA. Article 8.3.3 is hereby added as follows "8.3.3 If requested by Customer, and required by the nature of the defect, and after determination that other options are not feasible, Boeing will provide an AOG team at no charge to customer to perform a Correction."

81) Article 9.3, Part 2 of Exhibit C to AGTA. Article 9.3 is hereby revised in its entirety as follows: "9.3 Separate Agreement. Prior to performing the correction, Boeing and Customer will agree to the scope of the work to be performed and the timing".

82) *

83) *

84) Article 4.2, Part 3 of Exhibit C to AGTA. In Article 4.2 (iii) the phrase "an act or omission of Customer" is hereby revised to "misuse or abuse by Customer". In Article 4.2 (iv) the phrase "Boeing's instructions" is hereby revised to "Boeing's written instructions previously provided or made available to Customer".

85) Article 2, Part 4 of Exhibit C to AGTA. The phrase "Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims" is hereby revised to " Boeing will use commercially reasonable efforts in a timely basis on Customer's behalf in the resolution of those claims".

86) *

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

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87) Article 2, Part 5 of Exhibit C to AGTA. The phrase "attributable to the design or installation of any Boeing Product," is hereby revised to "attributable to the design of any Boeing Product or installation of any Boeing or Supplier Product,"

88) Article 3, Part 5 of Exhibit C to AGTA. The phrase "design or installation of a Supplier Product" is hereby revised to "design of a Supplier Product".

89) Article 4, Part 5 of Exhibit C to AGTA. Article 4 hereby revises the paragraph by adding at the end of the section as follows: "The foregoing actions shall be at no cost to Customer".

90) *

91) *

92) *

93) *

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.


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94) *

95) *

APPENDICES

96) Appendix I, Sample Insurance Certificate. The first sentence immediately below the Header entitled: DEDUCTABLES / SELF-INSURANCE, is deleted and replaced with "Any deductible and/or self-insurance amount (other than standard deductibles) are to be disclosed to Boeing."

97) Appendix I, Sample Insurance Certificate. The first sentence in part C (3) is deleted and replaced with "For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents (example of an agent is someone Boeing may ask to do repair or maintenance on an aircraft).

98) Appendix II, Sample Purchase Agreement Assignment, is hereby deleted in its entirety and replaced with the attachment hereto.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

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MDC and Customer agree that this Letter Agreement is confidential and shall not disclose it or its contents to any third party, except associated companies, subsidiaries or affiliates of Customer or MDC and their financial and legal advisors and potential financiers (provided such advisors and financiers are under a prior written obligation to keep this Letter Agreement and its terms confidential), as required by law, the Security Exchange Commission (SEC), or as required to perform and enforce the terms hereof, without the prior written consent of the other party, which shall not be unreasonably withheld.

Very truly yours,

MCDONNELL DOUGLAS CORPORATION

By  /s/ Rick Nelson
   ---------------------------------------

Its           Attorney-In-Fact
    --------------------------------------


ACCEPTED AND AGREED TO this

Date:  September 21, 2001
      --------------


MIDWEST EXPRESS AIRLINES, INC.

By  /s/ Timothy E. Hoeksema
   ---------------------------------------

Its Chairman of the Board, President and
    Chief Executive Officer